Exhibit 99(c)(14)

CONFIDENTIAL   21 July 2008

DISCUSSION MATERIALS

Disclaimer

The information herein has been prepared by Lazard based upon information supplied by Tower Group, Inc. (the Company) and CastlePoint Holdings, Ltd. (CastlePoint) or publicly available information and portions of the information herein may be based upon certain statements, estimates and forecasts provided by the Company and CastlePoint with respect to the anticipated future performance of the Company and CastlePoint. We have relied upon the accuracy and completeness of the foregoing information, and have not assumed any responsibility for any independent verification of such information or any independent valuation or appraisal of any of the assets or liabilities of the Company, CastlePoint or any other entity, or concerning solvency or fair value of the Company, CastlePoint or any other entity. With respect to financial forecasts, we have assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of management of the Company and CastlePoint to the future financial performance of the Company or CastlePoint. We assume no responsibility for and express no view as to such forecasts or the assumptions on which they are based. The information set forth herein is based upon economic, monetary, market and other conditions as in effect on, and the information made available to us as of, the date hereof, unless indicated otherwise. These materials and the information contained herein are confidential and may not be disclosed publicly or made available to third parties without the prior written consent of Lazard; provided however, that you may disclose to any and all persons the U.S. federal income tax treatment and tax structure of the transaction described herein and the portions of these materials that relate to such tax treatment or structure. Lazard is acting as investment banker to the Special Committee of the Board of Directors of Tower Group, Inc. (the Special Committee), and will not be responsible for and will not provide any tax, accounting, actuarial, legal or other specialist advice.

IRS Circular 230 Disclosure: This memorandum was not intended or written to be used and it cannot be used, by any taxpayer for the purpose of avoiding penalties that may be imposed on the taxpayer under U.S. federal tax law.

Table of Contents

I	MANAGEMENT PROJECTIONS		1

II	MARKET UPDATE SINCE 7/7 REVISED INDICATION		3

III	TRANSACTION FINANCING ALTERNATIVES AND CAPITAL RAISE SCENARIO		5

IV	PRO FORMA FINANCIAL ANALYSIS		13

V	SELECTED STRUCTURAL CONSIDERATIONS		17

Appendix			17

	A	Additional Pro Forma Financial Analyses	18
	B	Selected Comparable Public Company Trading Analyses	30
	C	Selected CastlePoint Information	37
	D	Selected Tower Information	44

I                               Management Projections

I   MANAGEMENT PROJECTIONS

Management’s Discussion of Premium Growth & Capital Requirements

•                  On 7/14/08, Tower management informed the Special Committee and its financial and legal advisors that management’s projections should be revised downward to reflect lower expected annual growth in premiums

•                  On 7/18/08, Tower management made a presentation to the Special Committee and its financial and legal advisors that included revised financial projections assuming 10% annual growth in premiums (down from 20%) and the basis for management’s revision

•                  Previous management projections assumed 20% annual growth comprised of up to 10% resulting from organic growth and an additional 10% or more from acquisitions

•                  Management believes that the current market environment has significantly limited its ability to raise additional capital (e.g., issuing equity, trust preferred securities or debt) required to support growth and, in particular, finance acquisitions

•                  Management therefore believes that an annual growth rate of 10% rather than 20% “may be more realistic”

•                  Other management considerations included uncertainty regarding CastlePoint’s future participation in Tower acquisitions (e.g., as a source of capital/reinsurance), impact on capital of recent investment portfolio losses, and management’s desire to reduce quota share cessions to CastlePoint from 50% or more currently to less than 25% in the absence of a “long term solution” with CastlePoint

•                  Management indicated that other key projection assumptions underlying its financial projections assuming 10% annual growth (e.g., loss ratio, expenses, investment portfolio yield) were not changed from the previous management projections

I   MANAGEMENT PROJECTIONS

Comparison of Revised Management Forecasts and IBES Consensus
($ in millions, except per share amounts)

		Mgmt. Estimate		A-2 10%	A-2 20%	A-2 10%
	IBES	A-2 10%	A-2 20%	vs. IBES	vs. IBES	vs. 20%
2008E
Net Income	$69.0	$67.7	$67.7	$(1.2)	$(1.2)	$0.0
% Change				(1.8)%	(1.8)%	0.0%
EPS	2.95	2.92	2.92	(0.03)	(0.03)	0.00
% Change				(1.2)%	(1.2)%	0.0%
2009E
Net Income	$80.6	$76.0	$80.0	$(4.6)	$(0.6)	$(4.0)
% Change				(5.7)%	(0.7)%	(5.0)%
EPS	3.40	3.27	3.44	(0.13)	0.04	(0.17)
% Change				(3.8)%	1.3%	(5.0)%
2010E
Net Income		$81.0	$94.6			$(13.5)
% Change						(14.3)%
EPS		3.49	4.07			(0.58)
% Change						(14.3)%

‘08E - ‘09E EPS Growth		12.1%	18.1%
‘09E - ‘10E EPS Growth		6.7%	18.2%

Source: FactSet (7/18/08) and management forecasts.

II                           Market Update Since 7/7 Revised Indication

II   MARKET UPDATE SINCE 7/7 REVISED INDICATION

Recent Trading Performance

	Current	Since Revised	Since Initial
	Price	Indication	Indication
	7/18/08	7/7/08	5/22/08
Tower	$18.94	(6.7)%	(30.6)%
CastlePoint	9.16	(4.1)%	(14.5)%

Selected Specialty:
Markel	$360.75	1.3%	(10.4)%
Navigators	47.09	(9.3)%	(6.3)%
Philadelphia	33.99	3.5%	(8.7)%
RLI	53.60	13.6%	6.6%
W.R. Berkley	23.97	0.7%	(12.1)%

Mean		1.9%	(6.2)%
Median		1.3%	(8.7)%

Selected Bermuda:
Aspen	$23.41	1.8%	(8.9)%
Endurance	28.60	(4.9)%	(16.5)%
Odyssey Re	37.94	4.5%	0.4%
PartnerRe	65.40	(2.5)%	(11.5)%
Platinum Underwriters	33.71	5.8%	(6.9)%

Mean		0.9%	(8.7)%
Median		1.8%	(8.9)%

Memo:
S&P 500	1,261	0.7%	(9.6)%

Source: FactSet (7/18/08).

II   MARKET UPDATE SINCE 7/7 REVISED INDICATION

Implied Value of Tower Offer at 0.4900x & 0.5000x Exchange Ratio

Source: FactSet (7/18/08).

Note: Based on original offer consideration.

(a)                     Assumes cash component of $3.39 per CastlePoint share and the remainder as stock consideration.

(b)                    Assumes cash component of $3.40 per CastlePoint share and the remainder as stock consideration.

III                       Transaction Financing Alternatives and Capital Raise Scenario

III   TRANSACTION FINANCING ALTERNATIVES AND CAPITAL RAISE SCENARIO

Selected Transaction Financing Alternatives and Key Assumptions

2009E pre-tax transaction adjustments at illustrative $11.75 purchase price (28% premium to current), $125mm of cash to CastlePoint shareholders and $50mm of share repurchase. Assumes Bermuda Monetary Authority approves amount of cash to be accessed from CastlePoint

$175MM CPHL CASH & NO SHARE REPURCHASE

•                             Consideration of ~ $175mm cash and Tower stock issued for balance

•                             No share repurchase

$125MM CPHL CASH & $50MM SHARE REPURCHASE

•                             Consideration of ~ $125mm cash and Tower stock issued for balance

•                             Share repurchase of $50mm (following transaction close)

$75MM CPHL CASH & $100MM SHARE REPURCHASE

•                             Consideration of ~ $75mm cash and Tower stock issued for balance

•                             Share repurchase of $100mm (following transaction close)

GENERAL

•                             Transaction close: December 2008

•                             Assumes gain on sale of CastlePoint stock (~ $5mm) is taxed at 35% rate

•                             Purchase accounting adjustments:

•                            Limited estimated intangibles: ~ $8mm (amortized over 10 years)

•                            Loss from TRM accounting change from brokerage to insurance company: ~ $6mm (first 12 months)

•                            Loss of equity income in CastlePoint: ~ $6mm

•                            Estimated one-time transaction costs: $20mm (will further reduce cash in combined company)

•                             Loss of Bermuda tax benefit: ~ $30mm (assumes ~ 35% tax rate)

•                             Increased earnings from shift towards higher margin business mix (e.g., reduced reinsurance business and increased primary business): ~ $3mm

•                             Expense synergies: ~ $6mm

•                             Adjustments tax effected at Tower effective tax rate (~ 35%)

•                             Foregone interest income on cash from CPHL: ~ $11mm (after share repurchase, if applicable)

•                             Loss of income from impact of external reinsurance: ~ $10mm (after share repurchase, if applicable)

•                             Assumes Tower standalone annual dividend per share maintained following close ($0.20)

III   TRANSACTION FINANCING ALTERNATIVES AND CAPITAL RAISE SCENARIO

Regression Analysis – Price/Book Value Multiple vs. 2009E ROE

Source: FactSet (7/18/08) and SNL.

(a)                     IBES median consensus.

III   TRANSACTION FINANCING ALTERNATIVES AND CAPITAL RAISE SCENARIO

Regression Analysis Sensitivities

	Price Paid per CastlePoint Share
	$11.00		$11.25		$11.50		$11.75		$12.00		$12.25
Implied Premium to Current Share Price ($9.16)	20%		23%		26%		28%		31%		34%

$175mm of Cash to CastlePoint Shareholders:
Pro Forma 2009E ROAE	19.7%		18.8%		18.5%		18.2%		17.9%		17.7%
Implied Price/Book Value Multiple	1.74	x	1.64	x	1.60	x	1.58	x	1.55	x	1.53	x
Implied Pro Forma Share Price	$28.86		$27.26		$26.73		$26.34		$25.96		$25.60
Implied 2009E P/E	8.0	x	8.0	x	8.0	x	8.0	x	8.0	x	8.0	x
Implied 2010E P/E	7.4		7.1		7.1		7.1		7.1		7.1

$125mm of Cash to CastlePoint Shareholders (before Repurchase):
Pro Forma 2009E ROAE	19.7%		18.8%		18.5%		18.2%		17.9%		17.7%
Implied Price/Book Value Multiple	1.74	x	1.64	x	1.60	x	1.58	x	1.55	x	1.53	x
Implied Pro Forma Share Price	$28.41		$26.84		$26.33		$25.94		$25.58		$25.22
Implied 2009E P/E	8.0	x	8.0	x	8.0	x	8.0	x	8.0	x	8.0	x
Implied 2010E P/E	7.4		7.1		7.1		7.1		7.1		7.1

$75mm of Cash to CastlePoint Shareholders (before Repurchase):
Pro Forma 2009E ROAE	17.8%		17.0%		16.7%		16.5%		16.3%		16.1%
Implied Price/Book Value Multiple	1.53	x	1.46	x	1.44	x	1.42	x	1.40	x	1.38	x
Implied Pro Forma Share Price	$25.94		$24.72		$24.34		$24.05		$23.78		$23.51
Implied 2009E P/E	7.9	x	7.9	x	7.9	x	8.0	x	8.0	x	8.0	x
Implied 2010E P/E	7.3		7.1		7.1		7.1		7.1		7.1

Source: FactSet (7/18/08) and SNL.

III   TRANSACTION FINANCING ALTERNATIVES AND CAPITAL RAISE SCENARIO

CastlePoint Book Value Analysis – Adjusted

($ in millions, except per share amounts)

CastlePoint’s financial advisor has indicated that their special committee may consider an offer valued at estimated 12/31/08 book value or greater

•                  CastlePoint has revised its projection for year-end book value to $11.79

•                  Approximately $10mm of the reduction is a result of losses/write-downs within the investment portfolio

•                  The remainder of the reduction is due to operating results

•                  Adjusted book value per share reflects an illustrative $10mm reduction to CastlePoint’s estimated year-end book value

	Price Paid per CastlePoint Share
	$11.00	$11.25	$11.50	$11.75	$12.00	$12.25
Implied Premium to Current Share Price ($9.16)	20%	23%	26%	28%	31%	34%

Reported (12/31/08):
Book Value	$451.5	$451.5	$451.5	$451.5	$451.5	$451.5

Book Value per Share:
Basic	$11.79	$11.79	$11.79	$11.79	$11.79	$11.79
Diluted	11.75	11.74	11.73	11.72	11.71	11.70

Adjusted (12/31/08):
Book Value per Share:
Basic	$11.53	$11.53	$11.53	$11.53	$11.53	$11.53
Diluted	11.49	11.48	11.47	11.46	11.45	11.45

Source: FactSet (7/18/08) and management forecasts.

III   TRANSACTION FINANCING ALTERNATIVES AND CAPITAL RAISE SCENARIO

Comprehensive Scenario Comparison – ‘09/’10 EPS Impact ($)

($ in millions, except per share amounts)

				7/7 Revised Offer
	Implied Tower:			Low	High	Price Paid per CastlePoint Share
	Share Price	P/B (a)		$9.51	$9.70	$11.00	$11.25	$11.50	$11.75	$12.00	$12.25
2009E EPS
Tower Standalone Base Case (“A-2”)				$3.27	$3.27	$3.27	$3.27	$3.27	$3.27	$3.27	$3.27
$175 CPHL Cash, No Share Repurchase				4.97	4.79	3.59	3.41	3.35	3.30	3.26	3.21
$125 CPHL Cash, $50 Share Repurchase:
Before Repurchase				4.68	4.51	3.42	3.25	3.20	3.15	3.11	3.07
After Repurchase				4.89	4.71	3.54	3.36	3.30	3.25	3.21	3.16
$75 CPHL Cash, $100 Share Repurchase:
Before Repurchase				4.42	4.27	3.27	3.11	3.06	3.02	2.99	2.95
After Repurchase				4.80	4.63	3.48	3.31	3.25	3.20	3.16	3.12
Capital Raise at Forward P/E:
5.9x	$19.80	1.28	x	3.36	3.36	3.36	3.36	3.36	3.36	3.36	3.36
8.0	26.85	1.74		3.36	3.36	3.36	3.36	3.36	3.36	3.36	3.36
9.0	30.21	1.96		3.36	3.36	3.36	3.36	3.36	3.36	3.36	3.36
10.0	33.56	2.18		3.36	3.36	3.36	3.36	3.36	3.36	3.36	3.36

2010E EPS
Tower Standalone Base Case (“A-2”)				$3.49	$3.49	$3.49	$3.49	$3.49	$3.49	$3.49	$3.49
$175 CPHL Cash, No Share Repurchase				4.28	4.23	3.90	3.85	3.79	3.73	3.68	3.63
$125 CPHL Cash, $50 Share Repurchase:
Before Repurchase				4.04	3.99	3.70	3.66	3.60	3.55	3.51	3.46
After Repurchase				4.21	4.16	3.84	3.79	3.73	3.67	3.62	3.57
$75 CPHL Cash, $100 Share Repurchase:
Before Repurchase				3.83	3.79	3.53	3.50	3.44	3.40	3.35	3.31
After Repurchase				4.14	4.09	3.78	3.74	3.67	3.62	3.57	3.52
Capital Raise at Forward P/E:
5.9x	$20.51	1.11	x	3.48	3.48	3.48	3.48	3.48	3.48	3.48	3.48
8.0	28.76	1.55		3.60	3.60	3.60	3.60	3.60	3.60	3.60	3.60
9.0	32.69	1.77		3.63	3.63	3.63	3.63	3.63	3.63	3.63	3.63
10.0	36.62	1.98		3.66	3.66	3.66	3.66	3.66	3.66	3.66	3.66

Source: FactSet (7/18/08) and management forecasts.

Note: Share repurchase based on Tower forward share price of $24.00.

(a) Based on Tower book value per share of $15.43 as of 12/31/08 and $18.51 as of 12/31/09.

III   TRANSACTION FINANCING ALTERNATIVES AND CAPITAL RAISE SCENARIO

Comprehensive Scenario Comparison – BVPS and ROE Impact ($/%)

($ in millions, except per share amounts)

	7/7 Revised Offer
	Low	High	Price Paid per CastlePoint Share
	$9.51	$9.70	$11.00	$11.25	$11.50	$11.75	$12.00	$12.25
BVPS 12/31/08
Tower Standalone Base Case (“A-2”)	$15.43	$15.43	$15.43	$15.43	$15.43	$15.43	$15.43	$15.43
$175 CPHL Cash, No Share Repurchase	16.39	16.42	16.60	16.63	16.67	16.70	16.73	16.76
$125 CPHL Cash, $50 Share Repurchase:
Before Repurchase	16.58	16.61	16.77	16.79	16.82	16.85	16.87	16.90
After Repurchase	16.11	16.14	16.34	16.38	16.41	16.44	16.48	16.51
$75 CPHL Cash, $100 Share Repurchase:
Before Repurchase	16.75	16.77	16.91	16.93	16.96	16.98	17.00	17.03
After Repurchase	15.84	15.87	16.09	16.12	16.16	16.20	16.23	16.27

2009E ROE
Tower Standalone Base Case (“A-2”)	19%	19%	19%	19%	19%	19%	19%	19%
$175 CPHL Cash, No Share Repurchase	26%	26%	20%	19%	18%	18%	18%	18%
$125 CPHL Cash, $50 Share Repurchase:
Before Repurchase	25%	24%	19%	18%	18%	17%	17%	17%
After Repurchase	26%	26%	20%	19%	18%	18%	18%	18%
$75 CPHL Cash, $100 Share Repurchase:
Before Repurchase	23%	23%	18%	17%	17%	17%	16%	16%
After Repurchase	26%	26%	20%	19%	18%	18%	18%	18%

Source: FactSet (7/18/08) and management forecasts.

Note: Share repurchase based on Tower forward share price of $24.00

III   TRANSACTION FINANCING ALTERNATIVES AND CAPITAL RAISE SCENARIO

Comprehensive Scenario Comparison – ‘09/’10 EPS Acc./(Dil.) (%)

($ in millions, except per share amounts)

				7/7 Revised Offer
	Implied Tower:			Low	High	Price Paid per CastlePoint Share
	Share Price	P/B (a)		$9.51	$9.70	$11.00	$11.25	$11.50	$11.75	$12.00	$12.25
2009E EPS ACC./ (DIL.)
Tower Standalone Base Case (“A-2”)				$3.27	$3.27	$3.27	$3.27	$3.27	$3.27	$3.27	$3.27
$175 CPHL Cash, No Share Repurchase				52%	46%	10%	4%	2%	1%	(0)%	(2)%
$125 CPHL Cash, $50 Share Repurchase:
Before Repurchase				43%	38%	5%	(1)%	(2)%	(4)%	(5)%	(6)%
After Repurchase				49%	44%	8%	3%	1%	(1)%	(2)%	(3)%
$75 CPHL Cash, $100 Share Repurchase:
Before Repurchase				35%	31%	(0)%	(5)%	(6)%	(8)%	(9)%	(10)%
After Repurchase				47%	42%	7%	1%	(1)%	(2)%	(3)%	(5)%
Capital Raise at Forward P/E:
5.9x	$19.80	1.28	x	3%	3%	3%	3%	3%	3%	3%	3%
8.0	26.85	1.74		3%	3%	3%	3%	3%	3%	3%	3%
9.0	30.21	1.96		3%	3%	3%	3%	3%	3%	3%	3%
10.0	33.56	2.18		3%	3%	3%	3%	3%	3%	3%	3%

2010E EPS ACC./ (DIL.)
Tower Standalone Base Case (“A-2”)				$3.49	$3.49	$3.49	$3.49	$3.49	$3.49	$3.49	$3.49
$175 CPHL Cash, No Share Repurchase				23%	21%	12%	11%	9%	7%	5%	4%
$125 CPHL Cash, $50 Share Repurchase:
Before Repurchase				16%	15%	6%	5%	3%	2%	1%	(1)%
After Repurchase				21%	19%	10%	9%	7%	5%	4%	2%
$75 CPHL Cash, $100 Share Repurchase:
Before Repurchase				10%	9%	1%	0%	(1)%	(3)%	(4)%	(5)%
After Repurchase				19%	17%	8%	7%	5%	4%	2%	1%
Capital Raise at Forward P/E:
5.9x	$20.51	1.11	x	(0)%	(0)%	(0)%	(0)%	(0)%	(0)%	(0)%	(0)%
8.0	28.76	1.55		3%	3%	3%	3%	3%	3%	3%	3%
9.0	32.69	1.77		4%	4%	4%	4%	4%	4%	4%	4%
10.0	36.62	1.98		5%	5%	5%	5%	5%	5%	5%	5%

Source: FactSet (7/18/08) and management forecasts.

Note: Share repurchase based on Tower forward share price of $24.00.

(a)       Based on Tower book value per share of $15.43 as of 12/31/08 and $18.51 as of 12/31/09.

III   TRANSACTION FINANCING ALTERNATIVES AND CAPITAL RAISE SCENARIO

Comprehensive Scenario Comparison – BVPS and ROE Impact (%)

($ in millions, except per share amounts)

	7/7 Revised Offer
	Low	High	Price Paid per CastlePoint Share
	$9.51	$9.70	$11.00	$11.25	$11.50	$11.75	$12.00	$12.25
BVPS 12/31/08 ACC./ (DIL.)
Tower Standalone Base Case (“A-2”)	$15.43	$15.43	$15.43	$15.43	$15.43	$15.43	$15.43	$15.43
$175 CPHL Cash, No Share Repurchase	6%	6%	8%	8%	8%	8%	8%	9%
$125 CPHL Cash, $50 Share Repurchase:
Before Repurchase	7%	8%	9%	9%	9%	9%	9%	10%
After Repurchase	4%	5%	6%	6%	6%	7%	7%	7%
$75 CPHL Cash, $100 Share Repurchase:
Before Repurchase	9%	9%	10%	10%	10%	10%	10%	10%
After Repurchase	3%	3%	4%	4%	5%	5%	5%	5%

2009E ROE ABS. DIF.
Tower Standalone Base Case (“A-2”)	19%	19%	19%	19%	19%	19%	19%	19%
$175 CPHL Cash, No Share Repurchase	8%	7%	1%	(0)%	(0)%	(1)%	(1)%	(1)%
$125 CPHL Cash, $50 Share Repurchase:
Before Repurchase	6%	5%	(0)%	(1)%	(1)%	(2)%	(2)%	(2)%
After Repurchase	8%	7%	1%	(0)%	(0)%	(1)%	(1)%	(1)%
$75 CPHL Cash, $100 Share Repurchase:
Before Repurchase	5%	4%	(1)%	(2)%	(2)%	(2)%	(3)%	(3)%
After Repurchase	8%	7%	1%	(0)%	(0)%	(1)%	(1)%	(1)%

Source: FactSet (7/18/08) and management forecasts.

Note: Share repurchase based on Tower forward share price of $24.00.

IV       Pro Forma Financial Analysis

IV PRO FORMA FINANCIAL ANALYSIS

Transaction Sources and Uses

($ in millions, except per share amounts)

Assumes $125mm of cash to CastlePoint shareholders and $50mm of share repurchase

		7/7 Revised Offer
	Tower	Low	High	Price Paid per CastlePoint Share
	Statistic	$9.51	$9.70	$11.00	$11.25	$11.50	$11.75	$12.00	$12.25
Implied Premium to Current Share Price ($9.16)		4%	6%	20%	23%	26%	28%	31%	34%

Sources:
Tower Equity Issued		$214.8	$221.6	$269.6	$278.9	$288.3	$297.6	$306.9	$316.2
Debt/Preferred		0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
CastlePoint Cash		198.3	198.4	199.6	199.8	200.0	200.3	200.5	200.7
Tower Ownership in CastlePoint		24.3	24.8	28.1	28.7	29.4	30.0	30.7	31.3
Total Sources		$437.4	$444.8	$497.3	$507.5	$517.7	$527.9	$538.1	$548.3

Uses:
Equity Purchase Price		$364.1	$371.4	$422.7	$432.7	$442.6	$452.6	$462.6	$472.5
Transaction Costs		20.0	20.0	20.0	20.0	20.0	20.0	20.0	20.0
Tax on Gain from Sale of Tower Ownership in CastlePoint		3.3	3.4	4.6	4.8	5.0	5.3	5.5	5.7
Share Repurchase		50.0	50.0	50.0	50.0	50.0	50.0	50.0	50.0
Total Uses		$437.4	$444.8	$497.3	$507.5	$517.7	$527.9	$538.1	$548.3

Consideration Mix (a):
Stock		63%	64%	68%	69%	70%	70%	71%	72%
Cash		37%	36%	32%	31%	30%	30%	29%	28%

Leverage:
$125mm Cash to CPHL Shareholders (Post-Repurchase):
Debt + Hybrids/Capital	22%			29%	29%	28%	28%	28%	27%
Moody’s Debt/Tangible Capital (b)	18%			23%	23%	23%	23%	23%	23%
Debt + Hybrids/Tangible Capital	24%			31%	30%	30%	30%	30%	30%

Note: Assumes Tower share price of $18.94 and CastlePoint share price of $9.16.

(a)       Excludes CastlePoint shares held by Tower.

(b)       Assumes 25% equity credit for trust preferreds, in accordance with Moody’s rating methodology.

IV PRO FORMA FINANCIAL ANALYSIS

Illustrative Pro Forma Impact (12/08 Close)

($ in millions, except per share amounts)

Assumes $125mm of cash to CastlePoint shareholders and $50mm of share repurchase

		7/7 Revised Offer
	Tower	Low	High	Price Paid per CastlePoint Share
	Statistic	$9.51	$9.70	$11.00	$11.25	$11.50	$11.75	$12.00	$12.25
Implied Premium to Current Share Price ($9.16)		4%	6%	20%	23%	26%	28%	31%	34%

Pro Forma Financial Data:
2009E EPS	$3.27	$4.89	$4.71	$3.54	$3.36	$3.30	$3.25	$3.21	$3.16

Book Value per Share (12/31/08):
Reported	$15.43	$16.11	$16.14	$16.34	$16.38	$16.41	$16.44	$16.48	$16.51
Tangible (a)	13.69	14.75	14.79	14.99	15.22	14.99	14.78	14.56	14.36
2009E ROAE	19%	26%	26%	20%	19%	18%	18%	18%	18%

Implied Pro Forma Share Price at 2009E P/E Multiple of:
5.4x		$26.18	$25.23	$18.95	$18.00	$17.68	$17.43	$17.18	$16.95
5.9		28.81	27.76	20.85	19.81	19.45	19.17	18.91	18.65
8.0		39.09	37.66	28.30	26.88	26.39	26.02	25.65	25.30
9.0		43.98	42.37	31.83	30.24	29.69	29.27	28.86	28.46
12/08 Tower Standalone Share Price at 5.9x 2009E Earnings	$3.27	$19.28	$19.28	$19.28	$19.28	$19.28	$19.28	$19.28	$19.28
% Change from Current	18.94	2%	2%	2%	2%	2%	2%	2%	2%

Share Price Difference – Standalone vs. Pro Forma at 2009E P/E Multiple of:
5.4x		36%	31%	(2)%	(7)%	(8)%	(10)%	(11)%	(12)%
5.9		49%	44%	8%	3%	1%	(1)%	(2)%	(3)%
8.0		103%	95%	47%	39%	37%	35%	33%	31%
9.0		128%	120%	65%	57%	54%	52%	50%	48%

Total Share Price Difference – Current vs. Pro Forma at 2009E P/E Multiple of:
5.4x		38%	33%	0%	(5)%	(7)%	(8)%	(9)%	(11)%
5.9		52%	47%	10%	5%	3%	1%	(0)%	(2)%
8.0		106%	99%	49%	42%	39%	37%	35%	34%
9.0		132%	124%	68%	60%	57%	55%	52%	50%

Note: Assumes Tower share price of $18.94 and CastlePoint share price of $9.16.

(a)       Excludes purchase accounting related goodwill and intangibles.

IV PRO FORMA FINANCIAL ANALYSIS

“Has/Gets” Analysis – CastlePoint Shareholder Perspective at Closing

($ in millions, except per share amounts)

Assumes $125mm of cash to CastlePoint shareholders and $50mm of share repurchase

7/7 Revised Offer
CastlePoint	Low	High	Price Paid per CastlePoint Share
Statistic	$9.51	$9.70	$11.00	$11.25	$11.50	$11.75	$12.00	$12.25
Implied Premium to Current Share Price	$9.16	4%	6%	20%	23%	26%	28%	31%	34%

Pro Forma 2009E EPS	$4.89	$4.71	$3.54	$3.36	$3.30	$3.25	$3.21	$3.16
Implied Exchange Ratio (Ex ~ $125mm Cash)	0.3174	x	0.3275	x	0.3968	x	0.4102	x	0.4235	x	0.4369	x	0.4502	x	0.4636	x
Pro Forma 2009E EPS per CastlePoint Share	$1.55	$1.54	$1.40	$1.38	$1.40	$1.42	$1.44	$1.47

Implied Stock Consideration per CastlePoint Share at 2009E P/E Multiple of:
5.4x	$8.31	$8.26	$7.52	$7.38	$7.49	$7.61	$7.74	$7.86
5.9	9.14	9.09	8.27	8.12	8.24	8.38	8.51	8.64
8.0	12.41	12.33	11.23	11.02	11.18	11.37	11.55	11.73
9.0	13.96	13.87	12.63	12.40	12.58	12.79	12.99	13.19
Plus: Cash Consideration per CastlePoint Share	$3.50	$3.50	$3.48	$3.48	$3.48	$3.48	$3.47	$3.47

Implied Total Consideration per CastlePoint Share at 2009E P/E Multiple of:
5.4x	$11.81	$11.76	$11.00	$10.87	$10.96	$11.09	$11.21	$11.33
5.9	12.64	12.59	11.76	11.61	11.72	11.85	11.98	12.11
8.0	15.91	15.83	14.71	14.51	14.66	14.84	15.02	15.20
9.0	17.46	17.37	16.12	15.88	16.05	16.26	16.47	16.67

12/08 CastlePoint Standalone Share Price at 0.84x Book Value (12/31/08)	$11.79	$9.85	$9.85	$9.85	$9.85	$9.85	$9.85	$9.85	$9.85
% Change from Current	9.16	8%	8%	8%	8%	8%	8%	8%	8%

Share Price Difference – Standalone vs. Pro Forma at 2009E P/E Multiple of:
5.4x	20%	19%	12%	10%	11%	13%	14%	15%
5.9	28%	28%	19%	18%	19%	20%	22%	23%
8.0	61%	61%	49%	47%	49%	51%	53%	54%
9.0	77%	76%	64%	61%	63%	65%	67%	69%

Total Share Price Difference – Current vs. Pro Forma at 2009E P/E Multiple of:
5.4x	29%	28%	20%	19%	20%	21%	22%	24%
5.9	38%	37%	28%	27%	28%	29%	31%	32%
8.0	74%	73%	61%	58%	60%	62%	64%	66%
9.0	91%	90%	76%	73%	75%	78%	80%	82%

Note: Assumes Tower share price of $18.94 and CastlePoint share price of $9.16.

IV PRO FORMA FINANCIAL ANALYSIS

Analysis at Various Prices
($ in millions, except per share amounts)

Assumes $125mm of cash to CastlePoint shareholders and $50mm of share repurchase

	Castle Point		Price Paid per CastlePoint Share												Selected Public Companies (a)
	Statistic		$11.00		$11.25		$11.50		$11.75		$12.00		$12.25		Mean		Median
Implied Premium to Current Share Price	$9.16		20%		23%		26%		28%		31%		34%

Implied Aggregate Equity Value			$423		$433		$443		$453		$463		$473

Price as a Multiple of:
Earnings per Share:
2008E	$1.50	(b)	7.3	x	7.5	x	7.7	x	7.8	x	8.0	x	8.2	x	7.1	x	6.0	x
2009E	2.37	(c)	4.6		4.7		4.8		5.0		5.1		5.2		7.0		6.5
2010E	2.69	(c)	4.1		4.2		4.3		4.4		4.5		4.6		8.1		6.7

Book Value per Share (3/31/08):
Reported	$10.96		1.00	x	1.03	x	1.05	x	1.07	x	1.09	x	1.12	x	0.84	x	0.88	x
Diluted			1.01		1.03		1.05		1.08		1.10		1.13

Book Value per Share (12/31/08):
Reported	$11.79		0.93	x	0.95	x	0.98	X	1.00	x	1.02	x	1.04	x
Diluted			0.94		0.96		0.98		1.00		1.02		1.05

Pro Forma Tower Ownership:
All Stock			52%		52%		51%		51%		50%		50%
Including Cash			66%		65%		64%		63%		62%		62%

Acquisition Premia:
Current Share Price	$9.16		20%		23%		26%		28%		31%		34%
30 Day VWAP	9.38		17%		20%		23%		25%		28%		31%
45 Day VWAP	9.50		16%		18%		21%		24%		26%		29%
52-Week High	14.67		(25)%		(23)%		(22)%		(20)%		(18)%		(16)%
52-Week Low	8.74		26%		29%		32%		34%		37%		40%

Note: Assumes Tower share price of $18.94 and CastlePoint share price of $9.16.

(a)       Includes Aspen, Endurance, PartnerRe, Oddysey Re and Platinum Underwriters.

(b)       Reflects operating earnings. Based on management projections.

(c)       Based on management projections.

V                          Selected Structural Considerations

V SELECTED STRUCTURAL CONSIDERATIONS

Price Cap Sensitivity

Illustrative $11.75 purchase price (28% premium to current share price), $125mm of cash to CastlePoint shareholders and $50mm of share repurchase

	Price Cap
	$12.00	$12.50	$13.00	$13.50	$14.00	$14.50	$15.00	$15.50
	2009E EPS Accretion/(Dilution) -%
Tower Share Price
$18.94	(1)%	(1)%	(1)%	(1)%	(1)%	(1)%	(1)%	(1)%
20.00	1%	(1)%	(1)%	(1)%	(1)%	(1)%	(1)%	(1)%
22.00	4%	2%	(0)%	(1)%	(1)%	(1)%	(1)%	(1)%
24.00	8%	6%	3%	1%	(1)%	(1)%	(1)%	(1)%
26.00	11%	9%	7%	5%	3%	1%	(1)%	(1)%
28.00	14%	12%	10%	8%	6%	4%	2%	0%

	2010E EPS Accretion/(Dilution - )%
Tower Share Price
$18.94	5%	5%	5%	5%	5%	5%	5%	5%
20.00	6%	5%	5%	5%	5%	5%	5%	5%
22.00	11%	8%	6%	5%	5%	5%	5%	5%
24.00	14%	12%	10%	7%	5%	5%	5%	5%
26.00	18%	15%	13%	11%	9%	7%	5%	5%
28.00	21%	19%	16%	14%	12%	10%	8%	6%

Appendix

A                          Additional Pro Forma Financial Analyses

A   ADDITIONAL PRO FORMA FINANCIAL ANALYSES

Pro Forma Income Statement
($ in millions, except per share amounts)

Illustrative $11.75 purchase price (28% premium to current share price), $125mm of cash to CastlePoint shareholders and $50mm of share repurchase

	2009E	2010E
Standalone Net Income:
Tower	$76.0	$81.0
CastlePoint	91.6	103.8
Subtotal	$167.6	$184.8

Adjustments:
Pre-Closing CastlePoint Net Income	—	—
Cost Savings	$3.6	$4.7
Interest Expense	—	—
Amortization of Identifiable Intangibles	(0.5)	(0.5)
Amortization of Debt Issuance Fee	—	—
Amortization of Bridge Loan Fees	—	—
Loss of Equity Income from CastlePoint	(3.9)	(4.9)
Foregone Interest Income on Cash	(7.2)	(7.2)
Shift in Business Mix	2.1	6.6
Change in TRM Accounting	(4.1)	(0.9)
Impact of External Reinsurance Ceded	(6.7)	(12.5)
CastlePoint Tax Adjustment	(30.5)	(34.1)
Subtotal	$(47.1)	$(48.7)

Pro Forma Net Income	$120.5	$136.1

WA Diluted Shares (mm):
Pro Forma	37.0	37.0
Tower Standalone	23.2	23.2

Earnings per Share:
Pro Forma	$3.25	$3.67
Tower Standalone	3.27	3.49

Accretion/(Dilution):
$	$(0.02)	$0.19
%	(0.5)%	5.4%

Source: FactSet (7/18/08), company filings and management forecasts.

Note: Assumes Tower share price of $18.94 and CastlePoint share price of $9.16.

Note: Standalone data based on management projections.

A   ADDITIONAL PRO FORMA FINANCIAL ANALYSES

Illustrative Pro Forma Impact (12/08 Close)

($ in millions, except per share amounts)

Assumes $125mm of cash to CastlePoint shareholders and $50mm of share repurchase

		7/7 Revised Offer
	Tower	Low	High	Price Paid per CastlePoint Share
	Statistic	$9.51	$9.70	$11.00	$11.25	$11.50	$11.75	$12.00	$12.25
Implied Premium to Current Share Price ($9.16)		4%	6%	20%	23%	26%	28%	31%	34%

Pro Forma Financial Data:
2010E EPS	$3.49	$4.21	$4.16	$3.84	$3.79	$3.73	$3.67	$3.62	$3.57

Book Value per Share (12/31/08):
Reported	$15.43	$16.11	$16.14	$16.34	$16.38	$16.41	$16.44	$16.48	$16.51
Tangible (a)	13.69	14.75	14.79	14.99	15.22	14.99	14.78	14.56	14.36

2010E ROAE	17%	18%	18%	18%	18%	18%	17%	17%	17%

Implied Pro Forma Share Price at 2010E P/E Multiple of:
4.6x		$19.18	$18.97	$17.50	$17.30	$16.99	$16.75	$16.52	$16.29
5.1		21.44	21.20	19.57	19.34	18.99	18.73	18.46	18.21
7.2		30.30	29.96	27.64	27.32	26.84	26.46	26.09	25.73
8.2		34.51	34.12	31.48	31.12	30.57	30.13	29.71	29.30

12/08 Tower Standalone Share Price at 5.1x 2010E Earnings	$3.49	$17.77	$17.77	$17.77	$17.77	$17.77	$17.77	$17.77	$17.77
% Change from Current	18.94	(6)%	(6)%	(6)%	(6)%	(6)%	(6)%	(6)%	(6)%

Share Price Difference – Standalone vs. Pro Forma at 2010E P/E Multiple of:
4.6x		8%	7%	(2)%	(3)%	(4)%	(6)%	(7)%	(8)%
5.1		21%	19%	10%	9%	7%	5%	4%	2%
7.2		71%	69%	56%	54%	51%	49%	47%	45%
8.2		94%	92%	77%	75%	72%	70%	67%	65%

Total Share Price Difference – Current vs. Pro Forma at 2010E P/E Multiple of:
4.6x		1%	0%	(8)%	(9)%	(10)%	(12)%	(13)%	(14)%
5.1		13%	12%	3%	2%	0%	(1)%	(3)%	(4)%
7.2		60%	58%	46%	44%	42%	40%	38%	36%
8.2		82%	80%	66%	64%	61%	59%	57%	55%

Note: Assumes Tower share price of $18.94 and CastlePoint share price of $9.16.

(a)       Excludes purchase accounting related goodwill and intangibles.

A ADDITIONAL PRO FORMA FINANCIAL ANALYSES

“Has/Gets” Analysis – CastlePoint Shareholder Perspective at Closing

($ in millions, except per share amounts)

Assumes $125mm of cash to CastlePoint shareholders and $50mm of share repurchase

7/7 Revised Offer
CastlePoint	Low	High	Price Paid per CastlePoint Share
Statistic	$9.51	$9.70	$11.00	$11.25	$11.50	$11.75	$12.00	$12.25
Implied Premium to Current Share Price	$9.16	4%	6%	20%	23%	26%	28%	31%	34%

Pro Forma 2010E EPS	$4.21	$4.16	$3.84	$3.79	$3.73	$3.67	$3.62	$3.57
Implied Exchange Ratio (Ex ~ $125mm Cash)	0.3174	x	0.3275	x	0.3968	x	0.4102	x	0.4235	x	0.4369	x	0.4502	x	0.4636	x
Pro Forma 2010E EPS per CastlePoint Share	$1.34	$1.36	$1.52	$1.56	$1.58	$1.61	$1.63	$1.66

Implied Stock Consideration per CastlePoint Share at 2010E P/E Multiple of:
4.6x	$6.09	$6.21	$6.94	$7.09	$7.20	$7.32	$7.44	$7.55
5.1	6.81	6.94	7.76	7.93	8.04	8.18	8.31	8.44
7.2	9.62	9.81	10.97	11.21	11.37	11.56	11.75	11.93
8.2	10.95	11.17	12.49	12.76	12.95	13.16	13.38	13.58
Plus: Cash Consideration per CastlePoint Share	$3.50	$3.50	$3.48	$3.48	$3.48	$3.48	$3.47	$3.47

Implied Total Consideration per CastlePoint Share at 2010E P/E Multiple of:
4.6x	$9.59	$9.71	$10.43	$10.58	$10.67	$10.79	$10.91	$11.02
5.1	10.30	10.44	11.25	11.41	11.52	11.66	11.79	11.91
7.2	13.12	13.31	14.45	14.69	14.85	15.03	15.22	15.40
8.2	14.45	14.67	15.98	16.24	16.42	16.64	16.85	17.05
12/08 CastlePoint Standalone Share Price at 0.84x Book Value (12/31/08)	$11.79	$9.85	$9.85	$9.85	$9.85	$9.85	$9.85	$9.85	$9.85
% Change from Current	9.16	8%	8%	8%	8%	8%	8%	8%	8%

Share Price Difference — Standalone vs. Pro Forma at 2010E P/E Multiple of:
4.6x	(3)%	(1)%	6%	7%	8%	10%	11%	12%
5.1	5%	6%	14%	16%	17%	18%	20%	21%
7.2	33%	35%	47%	49%	51%	53%	54%	56%
8.2	47%	49%	62%	65%	67%	69%	71%	73%

Total Share Price Difference — Current vs. Pro Forma at 2010E P/E Multiple of:
4.6x	5%	6%	14%	15%	17%	18%	19%	20%
5.1	12%	14%	23%	25%	26%	27%	29%	30%
7.2	43%	45%	58%	60%	62%	64%	66%	68%
8.2	58%	60%	74%	77%	79%	82%	84%	86%

Note: Assumes Tower share price of $18.94 and CastlePoint share price of $9.16.

A   ADDITIONAL PRO FORMA FINANCIAL ANALYSES

Pro Forma 2009E EPS Accretion/(Dilution)

Assumes $125mm of cash to CastlePoint shareholders and $50mm of share repurchase

7/7 Revised Offer
Low	High	Price Paid per CastlePoint Share
$9.51	$9.70	$11.00	$11.25	$11.50	$11.75	$12.00	$12.25
Implied Premium	4%	6%	20%	23%	26%	28%	31%	34%

2009E EPS Accretion/(Dilution) - %
Volume Weighted Average Price
Current Price	$18.94	49%	44%	8%	3%	1%	(1)%	(2)%	(3)%
30	22.25	58%	52%	15%	9%	8%	6%	5%	3%
45	22.93	59%	54%	16%	11%	9%	7%	6%	5%
60	23.48	60%	55%	17%	12%	10%	8%	7%	6%
90	24.13	62%	56%	18%	13%	11%	9%	8%	7%
7/7/08	20.31	53%	48%	11%	6%	4%	2%	1%	(0)%

2009E EPS Accretion/(Dilution) - $

Volume Weighted Average Price
Current Price	$18.94	$1.62	$1.44	$0.27	$0.09	$0.03	$(0.02)	$(0.06)	$(0.11)
30	22.25	1.89	1.70	0.49	0.31	0.25	0.20	0.16	0.11
45	22.93	1.93	1.75	0.53	0.35	0.29	0.24	0.20	0.15
60	23.48	1.97	1.79	0.56	0.38	0.32	0.27	0.23	0.19
90	24.13	2.01	1.83	0.60	0.41	0.35	0.31	0.27	0.22
7/7/08	20.31	1.74	1.55	0.37	0.19	0.12	0.08	0.03	(0.01)

Implied Aggregate Exchange Ratio
Volume Weighted Average Price
Current Price	$18.94	0.5021	x	0.5121	x	0.5808	x	0.5940	x	0.6072	x	0.6204	x	0.6336	x	0.6468	x
30	22.25	0.4274	0.4360	0.4944	0.5056	0.5168	0.5281	0.5393	0.5506
45	22.93	0.4148	0.4231	0.4798	0.4907	0.5016	0.5125	0.5234	0.5343
60	23.48	0.4051	0.4132	0.4686	0.4792	0.4899	0.5005	0.5112	0.5218
90	24.13	0.3941	0.4020	0.4558	0.4662	0.4765	0.4869	0.4973	0.5076
7/7/08	20.31	0.4682	0.4776	0.5416	0.5539	0.5662	0.5785	0.5908	0.6032

A ADDITIONAL PRO FORMA FINANCIAL ANALYSES

Pro Forma 2010E EPS Accretion/(Dilution)

Assumes $125mm of cash to CastlePoint shareholders and $50mm of share repurchase

7/7 Revised Offer

Low	High	Price Paid per CastlePoint Share

$9.51	$9.70	$11.00	$11.25	$11.50	$11.75	$12.00	$12.25
Implied Premium	4%	6%	20%	23%	26%	28%	31%	34%

2010E EPS Accretion/(Dilution) - %
Volume Weighted Average Price
Current Price	$18.94	21%	19%	10%	9%	7%	5%	4%	2%
30	22.25	27%	26%	17%	16%	14%	12%	11%	10%
45	22.93	28%	27%	18%	17%	15%	14%	12%	11%
60	23.48	29%	28%	19%	18%	16%	15%	13%	12%
90	24.13	30%	29%	21%	19%	17%	16%	15%	13%
7/7/08	20.31	24%	22%	13%	12%	10%	8%	7%	6%

2010E EPS Accretion/(Dilution) - $
Volume Weighted Average Price
Current Price	$18.94	$0.72	$0.67	$0.35	$0.31	$0.24	$0.19	$0.14	$0.09
30	22.25	0.95	0.91	0.60	0.55	0.49	0.44	0.38	0.34
45	22.93	0.99	0.95	0.64	0.60	0.53	0.48	0.43	0.38
60	23.48	1.03	0.98	0.68	0.63	0.57	0.52	0.47	0.42
90	24.13	1.06	1.02	0.72	0.67	0.61	0.56	0.51	0.46
7/7/08	20.31	0.82	0.78	0.46	0.42	0.35	0.30	0.24	0.20

Implied Aggregate Exchange Ratio
Volume Weighted Average Price
Current Price	$18.94	0.5021	x	0.5121	x	0.5808	x	0.5940	x	0.6072	x	0.6204	x	0.6336	x	0.6468	x
30	22.25	0.4274	0.4360	0.4944	0.5056	0.5168	0.5281	0.5393	0.5506
45	22.93	0.4148	0.4231	0.4798	0.4907	0.5016	0.5125	0.5234	0.5343
60	23.48	0.4051	0.4132	0.4686	0.4792	0.4899	0.5005	0.5112	0.5218
90	24.13	0.3941	0.4020	0.4558	0.4662	0.4765	0.4869	0.4973	0.5076
7/7/08	20.31	0.4682	0.4776	0.5416	0.5539	0.5662	0.5785	0.5908	0.6032

A ADDITIONAL PRO FORMA FINANCIAL ANALYSES

Pro Forma 2009E BVPS Accretion/(Dilution)

Assumes $125mm of cash to CastlePoint shareholders and $50mm of share repurchase

		7/7 Revised Offer
		Low	High	Price Paid per CastlePoint Share
		$9.51	$9.70	$11.00	$11.25	$11.50	$11.75	$12.00	$12.25
Implied Premium		4%	6%	20%	23%	26%	28%	31%	34%

	2009E BVPS Accretion/(Dilution) - %
Volume Weighted Average Price
Current Price	$18.94	12%	12%	6%	6%	6%	5%	5%	5%
30	22.25	19%	18%	13%	13%	13%	13%	13%	13%
45	22.93	20%	19%	14%	14%	14%	14%	14%	14%
60	23.48	21%	20%	15%	15%	15%	15%	15%	15%
90	24.13	22%	21%	17%	16%	16%	16%	16%	17%
7/7/08	20.31	15%	14%	9%	9%	9%	9%	9%	9%

	2009E BVPS Accretion/(Dilution) - $
Volume Weighted Average Price
Current Price	$18.94	$2.29	$2.14	$1.18	$1.04	$1.02	$1.01	$1.00	$0.99
30	22.25	3.44	3.31	2.45	2.33	2.33	2.34	2.36	2.37
45	22.93	3.65	3.52	2.68	2.56	2.57	2.59	2.61	2.63
60	23.48	3.81	3.68	2.86	2.75	2.76	2.78	2.80	2.82
90	24.13	3.99	3.87	3.07	2.96	2.97	3.00	3.03	3.05
7/7/08	20.31	2.79	2.65	1.74	1.61	1.59	1.59	1.59	1.59

Source: Management forecasts.

A ADDITIONAL PRO FORMA FINANCIAL ANALYSES

Pro Forma 2010E BVPS Accretion/(Dilution)

Assumes $125mm of cash to CastlePoint shareholders and $50mm of share repurchase

		7/7 Revised Offer
		Low	High	Price Paid per CastlePoint Share
		$9.51	$9.70	$11.00	$11.25	$11.50	$11.75	$12.00	$12.25
Implied Premium		4%	6%	20%	23%	26%	28%	31%	34%

	2010E BVPS Accretion/(Dilution) - %
Volume Weighted Average Price
Current Price	$18.94	14%	13%	7%	6%	6%	6%	5%	5%
30	22.25	20%	19%	14%	13%	13%	13%	13%	13%
45	22.93	21%	20%	15%	15%	14%	14%	14%	14%
60	23.48	22%	21%	16%	16%	15%	15%	15%	15%
90	24.13	23%	22%	17%	17%	17%	16%	16%	16%
7/7/08	20.31	17%	16%	10%	9%	9%	9%	9%	8%

	2010E BVPS Accretion/(Dilution) - $
Volume Weighted Average Price
Current Price	$18.94	$3.00	$2.81	$1.54	$1.36	$1.27	$1.21	$1.15	$1.09
30	22.25	4.38	4.21	3.06	2.89	2.83	2.80	2.76	2.73
45	22.93	4.63	4.46	3.33	3.17	3.12	3.09	3.06	3.03
60	23.48	4.83	4.66	3.55	3.39	3.34	3.31	3.29	3.26
90	24.13	5.05	4.88	3.79	3.65	3.60	3.58	3.56	3.54
7/7/08	20.31	3.61	3.42	2.20	2.03	1.95	1.90	1.85	1.81

Source: Management forecasts.

A ADDITIONAL PRO FORMA FINANCIAL ANALYSES

Exchange Ratio Analysis

Assumes $125mm of cash to CastlePoint shareholders and $50mm of share repurchase

	Tower	Illustrative Exchange Ratio
	Statistic	0.5000x	0.5250x	0.5500x	0.5750x	0.6000x	0.6250x	0.6500x	0.6750x

	Accretion/(Dilution) - $
EPS
2009E	$3.27	$1.66	$1.22	$0.78	$0.36	$0.06	$(0.03)	$(0.12)	$(0.20)
2010E	3.49	0.73	0.61	0.49	0.38	0.27	0.17	0.07	(0.02)

BVPS 12/31/08
Reported	$15.43	$0.67	$0.75	$0.82	$0.89	$0.96	$1.02	$1.09	$1.14
Tangible (a)	13.69	1.06	1.13	1.21	1.28	1.42	1.01	0.61	0.24

ROE
2010E	17%	1%	1%	1%	1%	1%	0%	(0)%	(0)%

	Accretion/(Dilution) - %
EPS
2009E	$3.27	51%	37%	24%	11%	2%	(1)%	(4)%	(6)%
2010E	3.49	21%	18%	14%	11%	8%	5%	2%	(0)%

BVPS 12/31/08
Reported	$15.43	4%	5%	5%	6%	6%	7%	7%	7%
Tangible (a)	13.69	8%	8%	9%	9%	10%	7%	4%	2%

ROE
2010E	17%	8%	7%	6%	5%	4%	2%	(1)%	(3)%

	Implied Value per CastlePoint Share
Volume Weighted Average Price
Current Price	$18.94	$9.47	$9.94	$10.42	$10.89	$11.36	$11.84	$12.31	$12.78
30	22.25	11.13	11.68	12.24	12.79	13.35	13.91	14.46	15.02
45	22.93	11.46	12.04	12.61	13.18	13.76	14.33	14.90	15.48
60	23.48	11.74	12.32	12.91	13.50	14.09	14.67	15.26	15.85
90	24.13	12.07	12.67	13.27	13.88	14.48	15.08	15.69	16.29
7/7/08	20.31	10.16	10.66	11.17	11.68	12.19	12.69	13.20	13.71

Source: FactSet (7/18/08).

(a)                     Excludes purchase accounting related goodwill and intangibles.

A ADDITIONAL PRO FORMA FINANCIAL ANALYSES

Share Repurchase Sensitivity – ‘09/’10 EPS Impact ($)

		7/7 Revised Offer
		Low	High	Price Paid per CastlePoint Share
		$9.51	$9.70	$11.00	$11.25	$11.50	$11.75	$12.00	$12.25
Implied Premium		4%	6%	20%	23%	26%	28%	31%	34%

	2009E EPS at $50mm of Share Repurchase
Tower Forward Share Price Assumed
Current Price	$18.94	$4.97	$4.79	$3.59	$3.41	$3.35	$3.30	$3.26	$3.21
	20.00	4.95	4.77	3.58	3.40	3.34	3.29	3.24	3.20
	22.00	4.92	4.74	3.56	3.38	3.32	3.27	3.22	3.18
	24.00	4.89	4.71	3.54	3.36	3.30	3.25	3.21	3.16
	26.00	4.86	4.69	3.52	3.34	3.28	3.24	3.19	3.15
	28.00	4.84	4.67	3.51	3.33	3.27	3.23	3.18	3.14

	2010E EPS at $50mm of Share Repurchase
Tower Forward Share Price Assumed
Current Price	$18.94	$4.28	$4.23	$3.90	$3.85	$3.79	$3.73	$3.68	$3.63
	20.00	4.26	4.21	3.89	3.84	3.77	3.72	3.66	3.61
	22.00	4.23	4.19	3.86	3.81	3.75	3.69	3.64	3.59
	24.00	4.21	4.16	3.84	3.79	3.73	3.67	3.62	3.57
	26.00	4.19	4.14	3.82	3.78	3.71	3.66	3.61	3.56
	28.00	4.17	4.12	3.81	3.76	3.70	3.65	3.59	3.55

	2009E EPS at $100mm of Share Repurchase
Tower Forward Share Price Assumed
Current Price	$18.94	$4.97	$4.79	$3.59	$3.41	$3.35	$3.30	$3.26	$3.21
	20.00	4.93	4.75	3.56	3.39	3.32	3.28	3.23	3.19
	22.00	4.86	4.68	3.52	3.34	3.28	3.24	3.19	3.15
	24.00	4.80	4.63	3.48	3.31	3.25	3.20	3.16	3.12
	26.00	4.76	4.59	3.45	3.28	3.22	3.18	3.13	3.09
	28.00	4.72	4.55	3.43	3.26	3.20	3.15	3.11	3.07

	2010E EPS at $100mm of Share Repurchase
Tower Forward Share Price Assumed
Current Price	$18.94	$4.28	$4.23	$3.90	$3.85	$3.79	$3.73	$3.68	$3.63
	20.00	4.24	4.20	3.87	3.82	3.76	3.70	3.65	3.60
	22.00	4.19	4.14	3.82	3.78	3.71	3.66	3.61	3.56
	24.00	4.14	4.09	3.78	3.74	3.67	3.62	3.57	3.52
	26.00	4.10	4.05	3.75	3.70	3.64	3.59	3.54	3.49
	28.00	4.06	4.02	3.72	3.68	3.61	3.56	3.52	3.47

A ADDITIONAL PRO FORMA FINANCIAL ANALYSES

Share Repurchase Sensitivity – EPS Acc./(Dil.) (%)

		7/7 Revised Offer
		Low	High	Price Paid per CastlePoint Share
		$9.51	$9.70	$11.00	$11.25	$11.50	$11.75	$12.00	$12.25
Implied Premium		4%	6%	20%	23%	26%	28%	31%	34%

	2009E EPS Acc./(Dil.) at $50mm of Share Repurchase
Tower Forward Share Price Assumed
Current Price	$18.94	52%	46%	10%	4%	2%	1%	(0)%	(2)%
	20.00	51%	46%	9%	4%	2%	1%	(1)%	(2)%
	22.00	50%	45%	9%	3%	1%	(0)%	(1)%	(3)%
	24.00	49%	44%	8%	3%	1%	(1)%	(2)%	(3)%
	26.00	49%	43%	8%	2%	0%	(1)%	(2)%	(4)%
	28.00	48%	43%	7%	2%	0%	(1)%	(3)%	(4)%

	2010E EPS Acc./(Dil.) at $50mm of Share Repurchase
Tower Forward Share Price Assumed
Current Price	$18.94	23%	21%	12%	11%	9%	7%	5%	4%
	20.00	22%	21%	11%	10%	8%	7%	5%	4%
	22.00	21%	20%	11%	9%	7%	6%	4%	3%
	24.00	21%	19%	10%	9%	7%	5%	4%	2%
	26.00	20%	19%	10%	8%	6%	5%	3%	2%
	28.00	20%	18%	9%	8%	6%	5%	3%	2%

	2009E EPS Acc./(Dil.) at $100mm of Share Repurchase
Tower Forward Share Price Assumed
Current Price	$18.94	52%	46%	10%	4%	2%	1%	(0)%	(2)%
	20.00	51%	45%	9%	4%	2%	0%	(1)%	(3)%
	22.00	49%	43%	8%	2%	0%	(1)%	(2)%	(4)%
	24.00	47%	42%	7%	1%	(1)%	(2)%	(3)%	(5)%
	26.00	46%	40%	6%	0%	(1)%	(3)%	(4)%	(5)%
	28.00	44%	39%	5%	(0)%	(2)%	(4)%	(5)%	(6)%

	2010E EPS Acc./(Dil.) at $100mm of Share Repurchase
Tower Forward Share Price Assumed
Current Price	$18.94	23%	21%	12%	11%	9%	7%	5%	4%
	20.00	22%	20%	11%	10%	8%	6%	5%	3%
	22.00	20%	19%	10%	8%	6%	5%	3%	2%
	24.00	19%	17%	8%	7%	5%	4%	2%	1%
	26.00	18%	16%	7%	6%	4%	3%	2%	0%
	28.00	17%	15%	7%	5%	4%	2%	1%	(1)%

A ADDITIONAL PRO FORMA FINANCIAL ANALYSES

Tower Capital Raising Assumptions

•                  Capital Raise Assumptions:

•                  New shares of common stock are issued beginning in 2010 in order to reduce cessions to CastlePoint; $62 million in aggregate through 2012

•                  New common stock is issued at a various P/E sensitivities

•                  Underwriting fee and legal/other expenses of 6%

•                  Financial leverage consistent with combined TWGP/CPHL model

•                  Ceded premiums for brokerage business consistent with combined TWGP/CPHL model

•                  Senior debt is issued beginning in 2009; $33 million in aggregate through 2012

•                  Approximate interest rate of 8% (interest rate inclusive of fees)

•                  Target BCAR ratio between 188 and 206 (consistent with combined TWGP/CPHL model)

•                  Scenario Assumptions:

•                  Brokerage premium volumes consistent with “A-2” Case

•                  Program business no longer written by Tower on behalf of CastlePoint

•                  Gross expense and loss ratios are consistent with “A-2” Case

•                  Annual dividend assumption consistent with “A-2” Case ($0.20 per share)

•                  Third-party cessions consistent with “TWGP/CPHL” case

A ADDITIONAL PRO FORMA FINANCIAL ANALYSES

Tower Standalone Capital Raise and P/E Sensitivity Analysis

($ in millions, except per share amounts)

•                  Management has developed an illustrative case that achieves brokerage premium volumes consistent with the “A-2” management plans, while raising capital in order to retain additional business presently ceded to CastlePoint. Capital raised is consistent with management’s combined TWGP/CPHL model debt-to-total capital ratio. Brokerage cessions are also consistent with management forecasts

•                  Management is uncertain whether they would receive 100% equity credit from rating agencies for debt raised at the holding company level and contributed to downstream statutory entities

•                  Analysis does not explicitly consider potential near-term M&A opportunities that may be pursued with additional capital flexibility

•                  Management does not endorse this approach to raising capital in a standalone context (e.g., leverage ratios, cessions)

	2008E		2009E		2010E		2011E		2012E
Net Income	$67.7		$78.0		$91.3		$100.5		$107.1
Forward Share Price	26.24		30.21		32.69		36.22		38.40
Earnings per Share	2.92		3.36		3.63		4.02		4.27
Forward Multiple	9.0	x	9.0	x	9.0	x	9.0	x	9.0	x

Equity Raised	$0.0		$0.0		$62.0		$(5.5)		$5.0

Unadjusted Diluted Shares (mm)	23.2		23.2		23.2		25.1		25.0
Shares Issued (mm)	0.0		0.0		1.9		(0.2)		0.1
Adjusted Diluted Shares (mm)	23.2		23.2		25.1		25.0		25.1

			Earnings per Share
			2008E	2009E	2010E	2011E	2012E
Forward Multiple
	5.9	x	$2.92	$3.36	$3.48	$3.86	$4.08
	8.0		2.92	3.36	3.60	3.99	4.22
	9.0		2.92	3.36	3.63	4.02	4.27
	10.0		2.92	3.36	3.66	4.05	4.30

Source: Management forecasts.

B	Selected Comparable Public Company Trading Analyses

B SELECTED COMPARABLE PUBLIC COMPANY TRADING ANALYSES

Comparable Bermuda Public Company Trading Analysis

($ in millions, except per share data)

			Summary Statistics				Selected Comparable Public Companies
	CastlePoint		Mean		Median		Aspen		Endurance		Odyssey Re		PartnerRe		Platinum
Market Data:
Ticker	CPHL						AHL		ENH		ORH		PRE		PTP
Current Share Price	$9.16						$23.41		$28.60		$37.94		$65.40		$33.71
% of 52W High	62%		81%		78%		77%		66%		93%		78%		89%
% of 52W Low	105%		107%		106%		104%		107%		115%		104%		106%
FD Market Capitalization	$353						$2,056		$1,881		$2,533		$3,646		$1,911

Price as a Multiple of:
EPS:
2008E (a)	5.2	x	7.1	x	6.0	x	5.8	x	5.0	x	12.5	x	6.5	x	6.0	x
2009E (a)	4.2		7.0		6.5		5.4		4.8		11.8		6.5		6.5

Book Value (3/31/08):
Reported (b)	0.84	x	0.86	x	0.89	x	0.80	x	0.73	x	0.94	x	0.89	x	0.94	x
Adjusted (c)	0.81		0.89		0.92		0.85		0.75		0.97		0.95		0.92

Selected Ratios:
Long-Term Growth Rate (a)	13.5%		10.6%		12.0%		10.0%		12.0%		13.5%		5.0%		12.5%
‘08 - ‘09 EPS Growth	25.7%		1.3%		2.2%		7.2%		2.2%		5.7%		(1.0)%		(7.6)%
2008E PEG Ratio	0.39	x	0.74	x	0.58	x	0.58	x	0.41	x	0.92	x	1.30	x	0.48	x

2008E ROE (a)	15.2%		13.5%		14.4%		14.4%		15.2%		7.7%		14.4%		16.1%
2009E ROE (a)	16.7		12.3%		13.3%		13.3%		14.2%		7.6%		12.8%		13.9%

Indicated Dividend Yield	2.2%		2.1%		2.6%		2.6%		3.5%		0.7%		2.8%		0.9%

Debt/Total Capital	24.2%		14.2%		15.3%		9.1%		16.1%		15.3%		18.4%		12.4%
2007 GPW/BV	0.80	x	0.98	x	0.89	x	0.89	x	0.86	x	1.25	x	1.12	x	0.76	x
2007 NPW/BV	0.80		0.90		0.76		0.76		0.76		1.16		1.10		0.70
2007 GAAP Combined Ratio	93.9%		84.0%		81.0%		83.0%		79.9%		95.5%		80.4%		81.0%

Ratings (A.M. Best/S&P/Moody’s)	A-/—/—						A/A/A2		A/A/A2		A/A-/A3		A+/AA-/Aa3		A/—/—

Source: FactSet (7/18/08) and company filings.

(a)                     IBES median consensus.

(b)                    Based on common shareholders’ equity.

(c)                     Excludes accumulated other comprehensive income (AOCI).

B SELECTED COMPARABLE PUBLIC COMPANY TRADING ANALYSES

Comparable Bermuda Public Company Trading Analysis

($ in millions, except per share data)

			Summary Statistics				Selected Comparable Public Companies
	Tower		Mean		Median		Markel		Navigators		Philadelphia		RLI		W.R. Berkley
Market Data:
Ticker	TWGP						MKL		NAVG		PHLY		RLI		WRB
Current Share Price	$18.94						$360.75		$47.09		$33.99		$53.60		$23.97
% of 52W High	53%		75%		74%		66%		72%		74%		88%		75%
% of 52W Low	100%		111%		111%		114%		104%		111%		120%		109%
FD Market Capitalization	$445						$3,592		$800		$2,516		$1,180		$4,209

Price as a Multiple of:
EPS:
2008E (a)	6.4	x	9.9	x	9.3	x	13.4	x	8.3	x	9.3	x	11.7	x	6.9	x
2009E (a)	5.6		10.2		8.9		13.8		8.4		8.9		12.9		6.7

Book Value (3/31/08):
Reported (b)	1.41	x	1.36	x	1.37	x	1.37	x	1.17	x	1.55	x	1.55	x	1.17	x
Adjusted (c)	1.33		1.44		1.55		1.55		1.19		1.57		1.73		1.18

Selected Ratios:
Long-Term Growth Rate (a)	22.5%		12.8%		12.5%		12.0%		11.0%		15.5%		13.0%		12.5%
‘08E - ‘09E EPS Growth	15.3%		(1.1)%		(0.9)%		(3.5)%		(0.9)%		5.1%		(9.8)%		3.3%
2008E PEG Ratio	0.29	x	0.78	x	0.76	x	1.11	x	0.76	x	0.60	x	0.90	x	0.55	x

2008E ROE (a)	20.3%		14.0%		13.6%		10.1%		13.6%		15.3%		13.3%		17.6%
2009E ROE (a)	19.3		12.4%		11.9%		8.9%		11.9%		15.0%		11.3%		14.8%

Indicated Dividend Yield	1.1%		1.3%		1.3%		—%		—%		—%		1.7%		0.8%

Debt/Total Capital	24.3%		15.8%		15.5%		20.7%		15.5%		—%		14.6%		28.1%
2007 NPW/PHS	1.0	x	1.0	x	1.1	x	1.1	x	0.8	x	1.2	x	0.7	x	1.2	x
2007 GAAP Combined Ratio	83.7%		82.0%		87.5%		88.0%		87.5%		74.8%		71.4%		88.1%
2007 Statutory Loss Ratio	42.8%		38.4%		38.1%		35.6%		47.3%		38.1%		23.3%		47.9%

Ratings (A.M. Best/S&P/Moody’s)	A-/—/—						A/BBB-/A3		A/A/A3		A+/—/A1		A+/A+/A2		A+/A+/A2

Source: FactSet (7/18/08) and company filings.

(a)                     IBES median consensus.

(b)                    Based on common shareholders’ equity.

(c)                     Excludes accumulated other comprehensive income (AOCI).

B SELECTED COMPARABLE PUBLIC COMPANY TRADING ANALYSES

Insurance Universe: Valuation Snapshot

($ in millions, except per share data)

	% of 52-Week		Market	P/E									ROE		Dividend
Company	High	Low	Cap.	NTM (a)		2008E (a)		2009E (a)		LTGR (a)	P/B		2008E (a)	2009E (a)	Yield
Selected Specialty:
Markel	66.1%	113.9%	$3,592	13.6	x	13.4	x	13.8	x	12.0%	1.37	x	10.1%	8.9%	NA
Navigators	71.5	103.7	800	8.4		8.3		8.4		11.0	1.17		13.6	11.9	NA
Philadelphia	74.4	111.0	2,516	9.1		9.3		8.9		15.5	1.55		15.3	15.0	NA
RLI	88.1	120.1	1,180	12.4		11.7		12.9		13.0	1.55		13.3	11.3	1.7%
Tower	53.4	100.0	445	5.9		6.4		5.6		22.5	1.41		20.3	19.3	1.1
W.R. Berkley	75.2	108.6	4,209	6.8		6.9		6.7		12.5	1.17		17.6	14.8	0.8

Mean (b)	75.1%	111.4%		10.0	x	9.9	x	10.2	x	12.8%	1.36	x	14.0%	12.4%	1.3%
Median (b)	74.4	111.0		9.1		9.3		8.9		12.5	1.37		13.6	11.9	1.3

Selected Bermuda:
Aspen	77.2%	103.7%	$2,056	5.6	x	5.8	x	5.4	x	10.0%	0.80	x	14.4%	13.3%	2.6%
CastlePoint	62.4	104.8	353	4.6		5.2		4.2		13.5	0.84		15.2	16.7	2.2
Endurance	66.2	107.0	1,881	4.9		5.0		4.8		12.0	0.73		15.2	14.2	3.5
Odyssey	93.3	115.2	2,533	12.1		12.5		11.8		13.5	0.94		7.7	7.6	0.7
Partner Re	78.3	103.7	3,646	6.5		6.5		6.5		5.0	0.89		14.4	12.8	2.8
Platinum	89.1	106.4	1,911	6.3		6.0		6.5		12.5	0.94		16.1	13.9	0.9

Mean (b)	80.8%	107.2%		7.1	x	7.1	x	7.0	x	10.6%	0.86	x	13.5%	12.3%	2.1%
Median (b)	78.3	106.4		6.3		6.0		6.5		12.0	0.89		14.4	13.3	2.6

Primary:
ACE	77.4%	108.2%	$16,437	6.3	x	6.3	x	6.3	x	13.0%	1.01	x	15.1%	13.7%	2.2%
Arch	86.0	103.3	4,228	6.3		6.3		6.3		5.0	1.16		18.2	15.8	NA
EverestRe	69.1	105.5	4,879	6.3		6.4		6.3		10.0	0.87		13.0	12.2	2.4
Max Re	71.5	102.5	1,220	6.3		7.9		5.6		12.0	0.85		10.1	13.6	1.7
Argo Group	74.7	102.7	1,041	7.2		7.9		6.8		12.0	0.73		9.5	9.8	NA

Mean	75.7%	104.4%		6.5	x	6.9	x	6.3	x	10.4%	0.92	x	13.2%	13.0%	2.1%
Median	74.7	103.3		6.3		6.4		6.3		12.0	0.87		13.0	13.6	2.2

Source: FactSet (7/18/08), SNL and company filings.

(a)       IBES median consensus.

(b)       Summary statistics exclude Tower and CastlePoint.

B SELECTED COMPARABLE PUBLIC COMPANY TRADING ANALYSES

Comparative Stock Price Performance – Tower vs. CastlePoint

Source: FactSet (7/18/08) and Bloomberg.

(a)       Volume weighted average price.

B SELECTED COMPARABLE PUBLIC COMPANY TRADING ANALYSES

Historical Valuation: NTM Price/Earnings

Source: FactSet (7/18/08).

(a)       Includes Aspen, Endurance, PartnerRe, Odyssey Re and Platinum Underwriters.

(b)       Includes Markel, Navigators, Philadelphia Consolidated, RLI and W.R. Berkley.

(c)       Includes ACE, Arch, EverstRe, Max Re and Argo Group.

B SELECTED COMPARABLE PUBLIC COMPANY TRADING ANALYSES

Historical Valuation: Price/Reported Book Value

Source: FactSet (7/18/08).

(a)       Includes Aspen, Endurance, PartnerRe, Odyssey Re and Platinum Underwriters.

(b)       Includes Markel, Navigators, Philadelphia Consolidated, RLI and W.R. Berkley.

(c)       Includes ACE, Arch, EverstRe, Max Re and Argo Group.

B SELECTED COMPARABLE PUBLIC COMPANY TRADING ANALYSES

Historical Exchange Ratio – CastlePoint/Tower

Source: FactSet (7/18/08).

(a)       Volume weighted average price.

C                          Selected CastlePoint Information

C SELECTED CASTLEPOINT INFORMATION

Summary of Analyst Estimates and Recommendations

RECOMMENDATION SUMMARY

•                  Analyst coverage is limited

•                  No large capital markets banks cover the stock

•                  Median price target at $16.00 per share

PRICE TARGETS & EARNINGS ESTIMATES

		Price Target	Estimated EPS
Firm Name	Rating		2008E	2009E	Date

Keefe, Bruyette & Woods	Outperform	$16.00	$1.78	$2.26	7/9/08
Piper Jaffray	Buy	19.00	1.75	2.05	5/8/08
Fox-Pitt Kelton	Outperform	13.00	1.75	2.05	5/7/08
KeyBanc	Buy	16.00	1.80	2.20	5/6/08
Friedman, Billings, Ramsey	Outperform	17.00	1.75	2.20	5/6/06

Consensus Statistics
	High	$19.00	$1.80	$2.26
	Mean	16.20	1.77	2.15
	Median	16.00	1.75	2.20
	Low	13.00	1.75	2.05

Buy	100%
Hold	0%
Sell	0%

Current Price:	$9.16
% Difference vs. Median:	(43)%

CONSENSUS RATING TREND

Source: FactSet (7/18/08), Bloomberg and equity research.

C SELECTED CASTLEPOINT INFORMATION

Shareholder Ownership Summary

TOP SHAREHOLDERS

INSIDERS

Rank	Holder Name	Position	% O/S
1	Tower Group, Inc.	3,682,000	9.6%
2	Lee Michael H	956,091	2.5
3	Weiner Joel S	96,493	0.3
4	Doyle Gregory T	48,432	0.1
5	Beitz Joseph P	34,821	0.1
6	Robbie William A	34,293	0.1
7	Smith Robert S	26,293	0.1
8	Van Gorder Jan R	14,529	0.0
9	Brown Roger Alan	7,500	0.0
10	Barrow Richard M	3,000	0.0

	Top 10 Insiders	4,903,452	12.8%
	Total Insiders	4,903,452	12.8%

BREAKDOWN OF CURRENT OWNERSHIP

INSTITUTIONS/OTHER

Rank	Holder Name	Position	% O/S
1	Columbia Management Advisors, Inc.	3,464,472	9.0%
2	Leon G. Cooperman	2,500,700	6.5
3	US Trust, Bank of America	2,223,260	5.8
4	Capital World Investors	1,295,000	3.4
5	UBS Global Asset Management	1,121,794	2.9
6	Vanguard Group, Inc.	843,358	2.2
7	Eubel Brady & Suttman Asset Mgmt.	826,007	2.1
8	Lazard Asset Management LLC	762,959	2.0
9	Cumberland Associates LLC	698,474	1.8
10	ADAR Investment Management LLC	630,000	1.6

	Top 10 Institutions	11,865,324	37.4%
	Total Institutions	27,052,557	70.4%

	Retail	6,472,102	16.8%
	Total	38,428,111	100.0%

INSTITUTIONAL INVESTMENT SYTLE

Source: FactSet (7/18/08) and company filings.

C SELECTED CASTLEPOINT INFORMATION

CastlePoint Share Price/Volume Analysis

(shares in millions)

4/1/07 – 6/30/07 (FIRST QUARTER POST-IPO)

7/1/07 – 3/31/08

Source: Fact Set (7/18/08).

C SELECTED CASTLEPOINT INFORMATION

Top 25 Institutional Holders – Acquisition Timing

(shares in thousands)

			Since IPO		7/1/07 – 3/31/08		4/1/07 – 6/30/07
Rank	Holder	Current Position	Net Shares Acquired	% of Holding	Net Shares Acquired	% of Holding	Net Shares Acquired	% of Holding	3/31/07 Position
1	Columbia Mgmt Advisors	3,464	3,464	100%	3,092	89%	372	11%	0
2	US Trust, Bank of America	2,223	0	0%	0	0%	0	0%	2,223
3	Capital World Investors	1,295	1,295	100%	1,295	100%	0	0%	0
4	UBS Global Asset Mgmt	1,122	1,122	100%	408	36%	714	64%	0
5	Vanguard Group	843	843	100%	830	98%	14	2%	0
6	Eubel Brady & Suttman	826	826	100%	(477)	—	1,303	158%	0
7	Lazard Asset Mgmt	763	763	100%	733	96%	30	4%	0
8	Cumberland Associates	698	698	100%	(1,000)	—	1,698	243%	0
9	ADAR Investment Mgmt	630	630	100%	630	100%	0	0%	0
10	DePrince, Race & Zollo	627	627	100%	427	68%	200	32%	0
11	Third Avenue Mgmt	622	622	100%	196	32%	426	68%	0
12	Hunter Global Investors LP	537	537	100%	537	100%	0	0%	0
13	JPMorgan Asset Mgmt	517	517	100%	225	44%	292	56%	0
14	King Investment Advisors	514	514	100%	(106)	—	620	121%	0
15	Friedman, Billings & Ramsey	500	482	96%	(0)	—	482	96%	18
16	Wasatch Advisors	489	489	100%	489	100%	0	0%	0
17	Becker Capital Mgmt	475	178	37%	0	0%	178	37%	297
18	Delaware Investment Advisers	456	456	100%	(64)	—	520	114%	0
19	Peninsula Capital Mgmt	455	455	100%	355	78%	100	22%	0
20	JPMorgan Investment Advisors	455	455	100%	88	19%	367	81%	0
21	Wells Capital Mgmt	453	453	100%	188	42%	265	58%	0
22	Lotsoff Capital Mgmt	432	432	100%	378	88%	54	12%	0
23	Roumell Asset Mgmt	418	418	100%	393	94%	25	6%	0
24	Dreman Value Mgmt	415	415	100%	415	100%	0	0%	0
25	RCM Capital Mgmt	400	400	100%	344	86%	57	14%	0
	Total	19,630	17,091		9,376		7,716		2,539

Average CastlePoint Share Price			$12.90		$11.98		$15.64

Source: FactSet (7/18/08).

C   SELECTED CASTLEPOINT INFORMATION

CastlePoint Executives and Directors

EXECUTIVES

NAME	AGE	POSITION
Michael H. Lee	50	Chairman & CEO of CastlePoint Holdings; CEO & Director of CastlePoint Mgmt. And CastlePoint Insurance Co.
Gregory T. Doyle	47	President & Director of CastlePoint Holdings, CastlePoint Mgmt. and CastlePoint Insurance; Director of CastlePoint Re
Joel S. Weiner	58	CFO, Senior VP & Director of CastlePoint Re, CastlePoint Mgmt. and CastlePoint Insurance Co.
Richard M. Barrow	54	Senior VP & Chief Accounting Officer of CastlePoint Holdings, CastlePoint Re, CastlePoint Mgmt. and CastlePoint Insurance Co.; Director of CastlePoint Mgmt. and CastlePoint Insurance Co.
Joseph P. Beitz	51	President & Director of CastlePoint Re; Director of CastlePoint Insurance Co.

BOARD OF DIRECTORS

NAME	POSITION	AGE	TENURE	AFFILIATIONS
Michael H. Lee	Chairman & CEO	50	2006	Tower Group, Inc.
Gregory T. Doyle	President & Director	47	2006	Tower Group, Inc.; BMS Vision Re, Presidential Re, Guy Carpenter & Co.; American Re
William A. Robbie	Director	57	2006	Platinum Underwriters; St. Paul Re; XL Capital; Prudential; Continental Insurance Cos.
Robert S. Smith	Director	49	2006	Sherier Capital; Friedman, Billings, Ramsey; McGuire Woods LLP; Asset Capital Corp.
Jan Reid Van Gorder	Director	60	2007	Erie Insurance Group; Insurance Federation of Pennsylvania

Source: Company filings.

C   SELECTED CASTLEPOINT INFORMATION

CastlePoint Income Statement – Historical/Projected

($ in millions, except per share amounts)

	Historical			Projected					CAGR
	2005	2006	2007	2008E	2009E	2010E	2011E	2012E	‘06 - ‘07	08 - ‘12
Revenues:
Net Premiums Earned	—	$79.0	$248.4	$476.2	$628.2	$666.1	$719.9	$791.8	214.5%	13.6%
Commission Income	—	2.3	7.5	7.6	7.6	7.6	7.6	7.6	219.3%	0.0%
Insurance Services Revenue	—	—	—	6.5	5.5	6.1	6.7	7.3	—	3.2%
Net Investment Income	—	11.2	29.5	44.6	58.2	72.3	86.2	100.1	163.8%	22.4%
Net Realized Gains/(Losses)	—	0.0	(8.2)	—	—	—	—	—	—	—
Total Revenues	—	$92.5	$277.1	$534.8	$699.5	$752.0	$820.4	$906.8	199.5%	14.1%

Expenses:
Loss & Loss Adjustement Expenses	—	$41.0	$131.3	$266.5	$360.0	$389.4	$428.1	$479.2	220.7%	15.8%
Commission & Other Acq. Expenses	—	29.4	91.6	161.9	209.1	218.3	234.2	255.5	211.5%	12.1%
Other Operating Expenses	0.0	12.2	17.9	24.5	26.0	27.1	28.3	29.6	46.9%	4.8%
Interest Expense	—	0.6	9.5	11.1	11.1	11.1	11.1	11.1	—	0.0%
Total Expenses	$0.0	$83.1	$250.2	$464.0	$606.3	$645.9	$701.7	$775.4	201.2%	13.7%
Pre-Tax Income	$(0.0)	$9.5	$26.9	$70.8	$93.2	$106.1	$118.7	$131.4	184.5%	16.7%
Income Tax Expense	—	1.1	5.9	(1.5)	(1.6)	(2.3)	(3.5)	(4.7)	435.9%	32.4%
Net Income	$(0.0)	$10.5	$32.7	$69.3	$91.6	$103.8	$115.2	$126.6	210.5%	16.3%

Earnings per Share:
Diluted Earnings per Common Share	—	$0.47	$0.89	$1.80	$2.37	$2.69	$2.98	$3.28	89.4%	16.3%

WA Common Shares Outstanding:
Diluted	—	22.336	36.635	38.600	38.600	38.600	38.600	38.600	64.0%	0.0%

Source: Company filings and management projections.

C   SELECTED CASTLEPOINT INFORMATION

CastlePoint Balance Sheet

($ in millions)

	Historical			Growth
	12/31/06	12/31/07	03/31/08	06 - ‘07
Assets:
Investments	$390.3	$539.9	$602.8	38.3%
Cash & Cash Equivalents	34.8	153.6	193.7	341.7%
Cash & Invested Assets	$425.0	$693.5	$796.6	63.2%
Accrued Investment Income	2.2	4.1	3.8	83.8%
Assumed Premiums Receivable	44.9	125.6	168.6	179.5%
Premiums Receivable - Programs	1.3	9.1	21.2	601.4%
Prepaid Reinsurance Premiums	—	3.5	7.5	—
Goodwill	—	—	—	—
Deferred Acquisition Costs	30.4	73.1	78.4	140.7%
Deferred Income Taxes	1.1	7.1	7.8	547.5%
Deferred Financing Fees	3.1	3.7	3.6	19.1%
Funds Held by Reinsured Companies	0.6	—	—	—
Other Assets	2.8	7.2	10.3	161.7%
Total Assets	$511.3	$926.7	$1,097.8	81.2%

Liabilities:
Loss & Loss Adjustment Expense	$34.2	$121.4	$151.8	255.1%
Unearned Premium	86.2	217.5	239.2	152.4%
Assumed Losses Payable	3.5	8.5	21.3	143.9%
Premiums Payable - Programs	1.1	16.3	37.0	1,416.5%
Accounts Payable & Accrued Expenses	2.9	3.6	3.1	25.2%
Payable for Securities	—	—	86.4	—
Other Liabilities	0.7	3.6	5.1	395.9%
Subordinated Debentures	103.1	134.0	134.0	30.0%
Total Liabilities	$231.6	$504.9	$677.9	118.0%

Shareholders’ Equity:
Common Shares	$0.3	$0.4	$0.4	29.4%
Additional Paid-in-Capital	269.5	385.1	385.5	42.9%
Accumulated Other Comprehensive Income	1.7	(1.1)	(12.1)	(163.4)%
Retained Earnings	8.3	37.4	46.0	351.5%
Total Shareholders’ Equity	$279.7	$421.8	$419.8	50.8%
Total Liabilities and Shareholders’ Equity	$511.3	$926.7	$1,097.8	81.2%

Source: Company filings and management projections.

D         Selected Tower Information

D SELECTED TOWER INFORMATION

Selected Equity Analyst and Rating Agency Commentary

“The rating reflects [Tower] group’s historically strong underwriting results, good capitalization and the operational advantages each company in the group realizes as subsidiaries of Tower Group, Inc. These positive rating factors are somewhat offset by the company’s aggressive growth on a direct and net basis over the most recent five-year period, appetite for acquisitions and geographic concentration in downstate New York.”

“While CastlePoint has provided a source of capacity for Tower, A.M. Best believes that the overlapping arrangements between Tower and CastlePoint heighten risk factors such as correlation risk, operational risk and credit risk should the financial position of CastlePoint be impacted at any time.”

“Tower’s surplus has increased at exponential levels over the five-year period primarily due to capital contributions and more recently, excellent earnings. With regard to financial flexibility, TWGP maintains financial leverage and interest coverage measures that are in line with its current ratings.”

A.M. Best, 7/18/2008

“We believe that Tower Group is one of the few companies that will be able to maintain double-digit growth for the next several years. Tower can accomplish this despite soft market conditions as a result of its geographic expansion (from a Northeast carrier to national carrier) and its demand driven approach (meeting brokers needs by providing admitted paper for traditionally E&S risks). We project 15% GWP growth for 2008.”

Fox-Pitt Kelton, 5/6/2008

“Investment changes should result in a less volatile, more conservative portfolio. Subsequent to the end of the quarter, TWGP reduced its exposure to mortgages and other ABS (included eliminating all exposure to externally managed leveraged equity securities [primarily REITs]), reduced exposure to financials and increased its allocation to tax-exempt securities. These changes should result in both NII and the mark-to-market impact on book value becoming more predictable and less volatile going forward.”

Fox-Pitt Kelton, 5/6/2008

“As a result of TWGP’s expansion, the Company has been able to weather the difficult market conditions by identifying areas in which the Company is facing excessive competition, withdrawing from the particular market, and reallocating the resources to other existing markets or allocating the capital to new markets that have more favorable pricing environments. TWGP has diversified the product offerings beyond the Company’s original market of small business in the New York City metropolitan area. The acquisition of the Perserver Group enables TWGP to expand into the New England market, as well as increases the product offerings in personal auto as well as homeowners.”

KeyBanc, 5/6/2008

“Looking ahead, premium growth will come from the full integration of Preserver and the continued penetration into the Florida, Texas and California markets. TWGP has been expanding via wholesale producers (most of which already had existing relationships with TWGP). Management sees growth in the small policy market segments and stable growth for products in non-standard pricing tiers. TWGP is avoiding growth in medium and large policies ($25,000 and higher) due to increased levels of competition.”

Keefe, Bruyette & Woods 5/7/2008

“TWGP continued its comprehensive portfolio review in the first quarter, recording a $2.4 million impairment write-down at March 31, 2008 due to seven real-estate investment trusts (REITs) being classified as other-than-temporarily-impaired. The REITs were sold in April 2008 and TWGP currently does not own any REITs. Additional portfolio activity was concentrated around maintaining overall credit quality and reducing mortgage and asset-backed security exposure.”

Keefe, Bruyette & Woods 5/7/2008

D SELECTED TOWER INFORMATION

Summary of Analyst Estimates and Recommendations

RECOMMENDATION SUMMARY

•                  Analyst coverage is limited

•                  No large capital markets banks cover the stock

•                  Median price target at $38.50 per share

PRICE TARGETS & EARNINGS ESTIMATES

		Price		Estimated EPS
Firm Name	Rating	Target		2008E		2009E		Date

Keefe, Bruyette & Woods	Hold	$25.00		$2.80		$3.05		7/9/08
Piper Jaffray	Buy	46.00		2.95		3.55		5/12/08
Fox-Pitt Kelton	Buy	30.00		2.95		3.25		5/6/08
Friedman, Billings, Ramsey	Buy	40.00		3.00		3.70		5/6/08
KeyBanc	Buy	38.50		2.95		3.40		5/6/08
Sidoti & Company	Buy	40.00	(a)	2.90	(a)	3.34	(a)	5/6/08

Consensus Statistics	High	$46.00	$3.00	$3.70
	Mean	36.90	2.93	3.39
	Median	38.50	2.95	3.40
	Low	30.00	2.80	3.05

Buy	83%
Hold	17%
Sell	0%

Current Price:	$18.94
% Difference vs. Median:	(52)%

CONSENSUS RATING TREND

Source: FactSet (7/18/08), Bloomberg and equity research.

(a)                     Excluded from IBES consensus. Contributor update pending.